DYNAMIC CONTRARIAN ADVANTAGE FUND
                       (CLASS I TICKER: DWGVX; CLASS II )
                         A SERIES OF DUNDEEWEALTH FUNDS
                       (FORMERLY BHR INSTITUTIONAL FUNDS)

SUMMARY PROSPECTUS

January 31, 2010

Before you invest, you may want to review the Fund's prospectus ("Prospectus"), which contains more information about the Fund and its risks. You can find the Fund's Prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.dundeewealthus.com/en/Fund-Investors/Legal-Documents.asp. You can also get this information at no cost by calling 1-888-572-0968 or by sending an e-mail request to inquiries@dundeewealthus.com. The Fund's Prospectus, dated January 31, 2010, and the Fund's Statement of Additional Information ("SAI"), dated January 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective: The investment objective of the Dynamic Contrarian Fund (the "Fund") is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

------------------------------------------------------------------------------------------------------------------
                                                      Dynamic Contrarian Advantage  Dynamic Contrarian Advantage
                                                          Fund - Class I Shares        Fund - Class II Shares
------------------------------------------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your
investment)
------------------------------------------------------------------------------------------------------------------
Redemption Fee (charged on any redemption or                      2.00%                         2.00%
exchange within 90 days of purchase)
------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Annual Fund Operating Expenses (expenses that you
pay each year as a percentage of the value of your
investment)
------------------------------------------------------------------------------------------------------------------
Management Fees                                                   0.85%                         0.85%
------------------------------------------------------------------------------------------------------------------
Other Expenses(1)                                                33.29%                        33.54%
------------------------------------------------------------------------------------------------------------------
         Shareholder Servicing Fee                                0.00%                         0.25%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             34.14%                        34.39%
------------------------------------------------------------------------------------------------------------------
Fee Waivers and Reimbursements(2)                               (32.99)%                      (32.99)%
------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses After Fee Waiver             1.15%                         1.40%
------------------------------------------------------------------------------------------------------------------

(1)   "Other Expenses" are estimated for the current fiscal year.
(2) The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Operating Expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) exceed 1.15% for Class I Shares and 1.40% for Class II Shares until March 13, 2012. If, during this period, it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses (excluding taxes, extraordinary expenses, brokerage commissions and interest) to exceed the applicable expense limitation.

Example: This example is intended to help you compare the cost of investing in the Dynamic Contrarian Advantage Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Dynamic Contrarian Advantage Fund for the time periods indicated and that you sell your shares at the end of those periods. The example also assumes that each year your investment has a 5% return and Fund operating expenses remain the same. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Dynamic Contrarian Advantage Fund would be:


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

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                                                 1 Year             3 Years
--------------------------------------------------------------------------------
Class I Shares                                    $117               $2,963
--------------------------------------------------------------------------------
Class II Shares                                   $143               $3,021
--------------------------------------------------------------------------------

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. For the period from when the Fund began investing according to its investment objectives on April 3, 2009, until September 30, 2009, the portfolio turnover rate was 69.40%, on a non-annualized basis, of the average value of its portfolio.

Principal Investment Strategy: The Fund invests in a broadly diversified portfolio consisting of equity securities of U.S. and foreign companies chosen using a value oriented investment approach. The Sub-Adviser believes that dividend growth may be a strong indicator of future price performance, and therefore, seeks to identify high quality companies, selling at a discount to intrinsic value, that are expected to initiate or increase their dividends. Based on the Sub-Adviser's view of the global capital markets, the Fund may invest from time to time in a limited number of countries and areas of the world. The Fund may invest in companies of any size, including small and mid capitalization companies, in order to achieve its objective.

When selecting investments for the Fund, the Sub-Adviser screens a broad universe of stocks that are expected to initiate or increase their dividends using metrics that traditionally indicate a measure of value, including low price-to-cash-flow ratio, low-price-to-book ratio and low-price-to-earnings ratio. The Sub-Adviser then conducts fundamental analysis to distinguish those that merit investment from those that are inexpensive for a good reason. The Sub-Adviser also seeks to identify catalysts that may drive an increase in stock price.

In conducting fundamental analysis of companies that are being considered for purchase in the Fund, the management team evaluates the financial condition and management of a company, its industry and the overall economy. As part of this evaluation, the Sub-Adviser may:

o     analyze financial data and other information sources;
o     assess the quality of management; and
o     conduct company interviews, where possible.

Principal Risks of Investing in the Fund: Since it purchases equity securities, the Fund is subject to the risk that equity security prices will fall over short or extended periods of time. Price volatility is the principal risk of investing in the Fund. You could lose all or some of your investment in the Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

Investing in foreign securities poses additional market risks since political and economic events unique in a country or region will affect those markets and their issuers and may not affect the U.S. economy or U.S. issuers. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect the value of the Fund's investments.

The Sub-Adviser believes that value stocks tend to be inexpensive based on various measures of their intrinsic value. These stocks are inexpensive because they are out of investor favor for one or more reasons. The goal of the Sub-Adviser is to identify value stocks that will increase in price and ultimately reflect their intrinsic value over time. Risks that may prevent value stocks from appreciating include: the Sub-Adviser's inability to correctly estimate a stock's intrinsic value, the market's inability to realize the stock's intrinsic value over time, or a poorly performing business causing the intrinsic value of the stock to decline.


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

Dividends are not fixed and the level of dividends may vary over time. There is no guarantee that the issuers of the Fund's investments will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

The Fund should only be purchased by investors seeking long-term growth of capital who can withstand the share price volatility of equity investing with a focus on global stocks.

Performance Information: The bar chart and performance table have been omitted because the Fund has not had a full calendar year of performance. The Fund intends to compare its performance to the Morgan Stanley Capital International
(MSCI) World Index. Updated performance information is available at www.dundeewealthus.com or by calling 1-888-572-0968.

Investment Adviser: DundeeWealth US, LP, 1160 West Swedesford Road, Suite 140, Berwyn, PA 19312.

Investment Sub-Adviser: Goodman & Company NY, Ltd.

Portfolio Manager:

David L. Fingold
Vice President and Portfolio Manager
Goodman & Company NY, Ltd.
Length of Service: Since Inception

Purchasing, Selling and Exchanging Fund Shares: To purchase Class I Shares of the Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of the Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments.

You may purchase or redeem shares on any day that the New York Stock Exchange ("NYSE") is open for business (a Business Day).

Purchase and Redemption by Mail:
Regular Mail Address:                             Express Mail Address:
DundeeWealth Funds                                DundeeWealth Funds
C/O PNC Global Investment                         C/O PNC Global Investment
Servicing (U.S.) Inc.                             Servicing (U.S.) Inc.
P.O. Box 9679                                     101 Sabin Street
Providence, RI 02940-9679                         Pawtucket, RI 02860-1427

Purchase by Wire: To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account, wire your money using the instructions set forth below (be sure to include the Fund name and your account number):
Wiring Instructions:
PNC Bank, Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: DundeeWealth Funds
REF: Dynamic Contrarian Advantage Fund
FBO: [Shareholder Name and Account Number]

Redemption Fee: The Fund charges a redemption fee for any redemption or exchange within 90 days of purchase of shares of the Fund.

Dividends, Capital Gains, and Taxes: The Fund intends to make distributions that may be taxed as ordinary income or capital gains. Additionally, you will recognize gain or loss when you redeem shares.


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

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related service. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


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